UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2012

DIMECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-49639	23-2250152
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

820 Church Street
Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

(570) 253-1970
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 19, 2012, Dimeco, Inc. (the “Company”) announced that it plans to deregister its common stock and suspend its reporting obligations with the Securities and Exchange Commission. The Company’s deregistration will be effective 90 days after the date of filing the Form 15, expected in January 2013. A copy of the press release announcing the deregistration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated December 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMECO, Inc.

Date: December 19, 2012	By:	/s/ Gary C. Beilman
Gary C. Beilman
President and Chief Executive Officer